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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K/A




                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF

                         SECURITIES EXCHANGE ACT OF 1934


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          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 5, 1999


                           SANTA FE SNYDER CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




          DELAWARE                       1-7667                 36-2722169
(STATE OR OTHER JURISDICTION        (COMMISSION FILE          (I.R.S. EMPLOYER
      OF INCORPORATION)                  NUMBER)             IDENTIFICATION NO.)


                              1616 SOUTH VOSS ROAD
                                 SUITE NO. 1000
                              HOUSTON, TEXAS 77057
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)



                                 (713) 507-5000
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

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         This Form 8-K/A amends the registrant's Form 8-K dated May 5, 1999 which was filed on May 6, 1999.

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

         Effective on May 5, 1999, Snyder Oil Corporation, a Delaware corporation ("Snyder"), merged (the "Merger") with and into Santa Fe Energy Resources, Inc., a Delaware corporation ("Santa Fe"), pursuant to an Agreement and Plan of Merger dated January 13, 1999, between Snyder and Santa Fe (the "Merger Agreement"). In connection with the Merger, Santa Fe changed its name to "Santa Fe Snyder Corporation." In the Merger, each issued and outstanding share of common stock of Snyder, par value $.01 per share ("Snyder Common Stock"), was converted into 2.05 shares of common stock, par value $.01 per share, of Santa Fe Snyder (the "Common Stock"). The exchange ratio was determined through arm's length negotiations between the parties. Santa Fe Snyder expects to issue up to
68.8 million shares of Santa Fe Snyder Common Stock to the former holders of Snyder Common Stock. Shares of Snyder Common Stock are no longer transferable and certificates evidencing such shares represent only the right to receive shares of Santa Fe Snyder Common Stock in accordance with the provisions of the Merger Agreement. The shareholders of Snyder and Santa Fe approved the Merger at special meetings held on May 5, 1999. Snyder was a publicly traded oil and gas company. Santa Fe Snyder intends to continue its business.

         A description of the Merger is contained in the May 5, 1999 press releases of Santa Fe Snyder, filed as Exhibit 99.1 and Exhibit 99.2 to Santa Fe Snyder's Form 8-K dated May 5, 1999 and incorporated herein by reference. The Merger Agreement is incorporated herein by reference from Annex A to the Joint Proxy Statement/Prospectus contained in Santa Fe Snyder's Registration Statement on Form S-4 (No. 333-71595), filed with the Securities and Exchange Commission (the "Commission") on February 2, 1999 as amended (the "Registration Statement"). A description of the Merger, including additional responses to the information requested in this Item 2, are contained in the Registration Statement, the text of which is incorporated herein by reference.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

(a)      Financial Statements of Business Acquired.

         Audited Financial Statements of Snyder.

         Years Ended December 31, 1998 and 1997 Consolidated Balance Sheet; Years Ended December 31, 1998 and 1997 and 1996 Consolidated Statements of Income; Years Ended December 31, 1998, 1997 and 1996 Consolidated Statements of Cash Flows (incorporated herein by reference from Synder's Annual Report on Form 10-K/A for the year ended December 31,
         1998).

(b)      Pro Forma Financial Information.

         The unaudited pro forma condensed combined information of Santa Fe Snyder Corporation required by this item is filed herewith as Exhibit 99.3.



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(c)      Exhibits

         The following Exhibits are filed as part of this report:

         2.1 Agreement and Plan of Merger, dated as of January 13, 1999, between Snyder and Santa Fe (included as Annex A to the Joint Proxy Statement/Prospectus contained in Santa Fe's Registration Statement on Form S-4 (No. 333-71595) and incorporated herein by reference).

         23.5     Consent of Netherland, Sewell & Associates, Inc.

         23.6     Consent of Ryder Scott Company Petroleum Engineers.

         99.3 Unaudited Pro Forma Condensed Combined Financial Statements of Santa Fe Snyder Corporation, including Unaudited Interim Historical Financial Information of Snyder for the period ended March 31, 1999.





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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         SANTA FE SNYDER CORPORATION



                                         By: /s/ Michael S. Wilkes
                                            ------------------------------------
                                              Michael S. Wilkes
                                              Vice President and Chief
                                                Accounting Officer

Date: May 24, 1999

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                                  EXHIBIT INDEX


EXHIBIT
NUMBER                             DESCRIPTION
-------                            ------------

2.1 Agreement and Plan of Merger, dated as of January 13, 1999, between Snyder and Santa Fe (included as Annex A to the Joint Proxy Statement/Prospectus contained in Santa Fe's Registration Statement on Form S-4 (No. 333-71595) and incorporated herein by reference).

23.5     Consent of Netherland, Sewell & Associates, Inc.

23.6     Consent of Ryder Scott Company Petroleum Engineers.

99.3 Unaudited Pro Forma Condensed Combined Financial Statements of Santa Fe Snyder Corporation, including Unaudited Interim Historical Financial Information of Snyder for the period ended March 31, 1999.





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